                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  July 14, 2003


                               Emerson Radio Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                       0-25226                         22-3285224
---------------               -----------------              -------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



                   9 Entin Road, Parsippany, New Jersey 07054
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
--------------------------------------------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

                  Exhibit 99.1 - Press release dated July 14, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On July 14, 2003, Emerson Radio Corp. (the "Company") issued a press release regarding results for the year ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the year ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                      -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EMERSON RADIO CORP.



                                  By: /s/ Kenneth A. Corby
                                      ------------------------------------------
                                      Name:  Kenneth A. Corby
                                      Title: Executive Vice President and Chief
                                             Financial Officer

Dated:  July 14, 2003



                                      -3-


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  99.1      Press release dated July 14, 2003